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                                                                    EXHIBIT 99.1

                               [FORM OF CONSENT]                          [BLUE]

                   CABLEVISION OF BOSTON LIMITED PARTNERSHIP
                         CONSENT FOR THE INCORPORATION
           THIS CONSENT IS SOLICITED BY AND ON BEHALF OF CABLEVISION
                         OF BOSTON LIMITED PARTNERSHIP

     PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS INCORPORATION CONSENT AND RETURN IT IN THE ENCLOSED, STAMPED BLUE ENVELOPE OR HAND DELIVER IT TO BANK OF BOSTON, AT PROXY DEPARTMENT, BANK OF BOSTON, P.O. BOX 1628, BOSTON, MA 02105-9903.

     This Incorporation Consent is to be used by Limited Partners or their nominees for casting votes to approve or reject the transfer of substantially all of Cablevision of Boston Limited Partnership's assets and liabilities to a wholly-owned subsidiary (the 'Incorporation'), as described in the Consent Solicitation Statement/Prospectus dated September , 1995 (the 'Consent Solicitation Statement/Prospectus'). Capitalized terms used in this Incorporation Consent are defined in the Consent Solicitation Statement/Prospectus. Only registered holders of Units that are not affiliates of the General Partners are entitled to consent to the Incorporation. THE CONSUMMATION OF THE INCORPORATION IS A CONDITION TO THE MERGER. LIMITED PARTNERS WHO DESIRE TO APPROVE THE MERGER SHOULD VOTE FOR THE INCORPORATION.

     THE GENERAL PARTNERS RECOMMEND THAT THE LIMITED PARTNERS VOTE FOR THE APPROVAL OF THE INCORPORATION.

     THE INCORPORATION SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                 TIME ON               , 1995, UNLESS EXTENDED.

 The undersigned consents in respect of his, her or its Units as follows (mark one box):

To Approve the Incorporation                                    [ ]        FOR

To Reject the Incorporation                                     [ ]        AGAINST

To Abstain                                                      [ ]        ABSTAIN

     IF NO BOX IS MARKED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR THE APPROVAL OF THE INCORPORATION. Abstentions (including failures to vote by brokers and other nominees) will have the effect of a vote AGAINST the Incorporation.

     The undersigned certifies that he or she is the registered or record owner of (and/or has full power and authority to consent to the approval or rejection of the Incorporation on behalf of such registered or record owner) and is consenting with respect to the following number of Units:

              NAME OF UNITHOLDER                        NUMBER OF UNITS HELD AND VOTED
----------------------------------------------  ----------------------------------------------

----------------------------------------------  ----------------------------------------------

     The undersigned authorizes the Agent to deliver this Incorporation Consent, as evidence of the undersigned's consent with respect to the Incorporation, to the Partnership.

     By signing this Incorporation Consent, the undersigned certifies that he or she has received a copy of the Consent Solicitation Statement/Prospectus, together with all amendments and supplements thereto, if any, and acknowledges that the Incorporation Solicitation is subject to all the terms and conditions set forth in the Consent Solicitation Statement/Prospectus.

     This Incorporation Consent must be signed as the Unitholder's name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please give full

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corporate name by  duly authorized  officer. If  a partnership,  please sign  in partnership name by authorized person.
                                          Name of Unitholder:

                                          --------------------------------------
                                                     (Print or Type)

                                          --------------------------------------
                                          --------------------------------------
                                                     Social Security or Federal
                                                     Tax I.D. No. (If
                                          Applicable)

Date: ________________________,
1995                                      Signature: ___________________________

                                          By: __________________________________
                                            (If appropriate)

                                          Title: _______________________________
                                             (If appropriate)

                                          Address: _____________________________
                                               Street

                                          --------------------------------------
                                          City, State and Zip Code

                                          Telephone Number: (___)_______________

THIS  INCORPORATION CONSENT MUST  BE RECEIVED BY  THE AGENT, BANK  OF BOSTON, BY
5:00 P.M., NEW  YORK TIME,  ON                     ,  1995, OR  SUCH LATER  DATE
ESTABLISHED BY THE GENERAL PARTNERS, OR THE CONSENTS REFLECTED OR CAST HEREBY WILL HAVE THE EFFECT OF A VOTE AGAINST THE INCORPORATION.

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